UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: June 24, 2003
(Date of earliest event reported)

                       Residential Funding Mortgage Securities II, Inc.
                      (Exact name of registrant as specified in its charter)

DELAWARE                         333-76246            41-1808858
(State or Other Jurisdiction     (Commission          (I.R.S. Employer
of Incorporation)                File Number)         Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                55437
(Address of Principal               (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000

Item 5. Other Events.

               On June 27, 2003, the Registrant will cause the issuance and sale of approximately $241,625,000 initial principal amount of Home Loan-Backed Notes, Series 2003-HI2, (the "Notes") pursuant to an Indenture to be dated as of June 27, 2003, between Home Loan Trust 2003-HI2, as issuer and JPMorgan Chase Bank, as Indenture Trustee.

               In connection with the sale of the Notes by Residential Funding Securities Corporation and Bear, Stearns & Co. Inc. (together, the "Underwriters"), the Registrant has been advised that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-76246, which Computational Materials are being filed manually as exhibits to this report.

               The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Computational Materials consist of the pages that appear after the Form SE cover sheet dated June 24, 2003 and the page headed "NOTICE". THE UNDERWRITERS HAVE ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

              The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

              In addition, the actual characteristics and performance of the Home Loans underlying the Notes (the "Home Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Home Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

               (a) Financial Statements.

                    Not applicable.

               (b)    Pro Forma Financial Information.

                    Not applicable.

              (c)     Exhibits


                       ITEM 601 (A) OF
                       REGULATION S-K
       EXHIBIT NO.     EXHIBIT NO.                  DESCRIPTION
               1               99                   Computational Materials

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                 RESIDENTIAL FUNDING MORTGAGE
                                                 SECURITIES II, INC.


                                                 By:    /s/Mark White
                                                 Name:  Mark White
                                                 Title: Vice President

Dated: June 24, 2003

                               EXHIBIT INDEX

                      Item 601 (a) of                          Sequentially
Exhibit               Regulation S-K                            Numbered
Number                Exhibit No.           Description          Page
1                            99           Computational       Filed Manually
                                           Materials